Prudential Jennison Blend Fund, Inc.
PGIM Jennison Blend Fund

Supplement dated July 10, 2018 to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective July 11, 2018, Eric Sartorius, CFA will replace John P. Mullman, CFA as a portfolio manager for the Fund. Blair A. Boyer, Warren N. Koontz, Jr., CFA, Jason T. McManus, Sheetal M. Prasad, CFA, Spiros “Sig” Segalas and Jason M. Swiatek, CFA will continue to serve as portfolio managers for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.	All references and information pertaining to John P. Mullman, CFA are hereby deleted.

2.	The table in the section of the Summary Prospectus and Prospectus entitled “Summary - Management of the Fund” is hereby revised by deleting the information regarding John P. Mullman and adding the following information with respect to Eric Sartorius, CFA:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Eric Sartorius, CFA	Managing Director	July 2018

3.	In the section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” the following introduction and professional biography for Mr. Sartorius is hereby added:

Blair A. Boyer, Warren N. Koontz, Jr., CFA, Jason T. McManus, Sheetal M. Prasad, Spiros “Sig” Segalas, Jason M. Swiatek, CFA, and Eric Sartorius, CFA are the portfolio managers of the Fund. All of the Fund's portfolio managers have joint responsibility for the implementation of the Fund's investment strategy. This includes, but is not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, management of cash flows, rebalancing, and asset allocation. Messrs. Boyer and Segalas are primarily responsible for the growth picks in the portfolio, Mr. Koontz is primarily responsible for the value picks in the portfolio, and Mr. Sartorius is primarily responsible for the small-cap and mid-cap picks in the portfolio. Mr. Swiatek and Ms. Prasad are responsible for the small-cap picks in the portfolio. Mr. McManus is primarily responsible for the quantitative analytics that support the team's investment process. Mr. McManus is responsible for managing the aggregate market capitalization and style exposure of the Fund.

Eric Sartorius, CFA is a Managing Director, small cap core portfolio manager, and an equity research analyst. He joined Jennison in March 2013 and began co-managing small cap core portfolios in January 2017. Mr. Sartorius was previously with Allianz Global Investors, where he was a portfolio manager and information technology senior research analyst on the small and smid cap growth investment team. He began his investment career as a research associate covering information technology stocks at Fred Alger Management. Mr. Sartorius earned a BA in political economics from Williams College.

4.	In Part I of the SAI, the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr. Sartorius:

Portfolio Managers	Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)
Eric Sartorius, CFA	1/$16,149	4/$904,501	10/$1,961,380

Information in the above table is as of June 29, 2018.

5.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr. Sartorius:
Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Eric Sartorius, CFA	None

Information in the above table is as of June 29, 2018.

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by, or have an individual portion or sleeve managed by, the same portfolio manager that utilize mandates, investment objectives or investment strategies that are similar to those of the Fund.

“Other Investment Accounts” in similar strategies may include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. The dollar ranges for Eric Sartorius’s investment in the Fund, including certain notional investments in the Fund through a deferred compensation plan for Jennison employees, is as follows: None.

LR1083